SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 21, 2005


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       0-31159                 81-0304651
----------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                            301 Central Avenue, #384
                        Hilton Head, South Carolina 29926
                        ---------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (843) 842-4048
                        ---------------------------------
              (Registrant's Telephone Number, Including Area Code)
                                 Not Applicable


           ----------------------------------------------------------
          (Former name or former address, if changed from last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01  Regulation FD Disclosure.

     On June 21, 2005, the Registrant issued the press release attached as
Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

     99.1  Press release of the Registrant, dated June 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2005

                                              TREND MINING COMPANY


                                              By: /s/ John P. Ryan
                                                  ------------------------------
                                              Name:    John P. Ryan
                                              Title:   Chief Financial Officer